UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

AYRO, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

AYRO, Inc.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 512-994-4917

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AYRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 14, 2022, AYRO, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Company’s Annual Meeting, holders of the Company’s common stock and Series H-6 Convertible Preferred Stock with a total voting power of 13,730,380 shares were present in person (including virtually) or represented by proxy. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals was included in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on October 26, 2022 (the “2022 Proxy”).

(1)	Election of seven directors to serve on the Board for a term of one year or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas M. Wittenschlaeger	4,368,125	317,972	9,044,283
Joshua Silverman	2,322,219	2,363,878	9,044,283
Wayne R. Walker	4,174,103	511,994	9,044,283
George Devlin	4,228,364	457,733	9,044,283
Sebastian Giordano	4,230,879	455,218	9,044,283
Zvi Joseph	3,438,712	1,247,385	9,044,283
Greg Schiffman	3,396,369	1,289,728	9,044,283

(2)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Votes Abstaining
13,041,915	482,740	205,725

The proposals described above were acted upon by the Company’s stockholders at the Annual Meeting and received a sufficient number of votes to be approved.

For more information about the foregoing proposals, see the Company’s 2022 Proxy, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYRO, INC.

Date: December 16, 2022	By:	/s/ Thomas M. Wittenschlaeger
Thomas M. Wittenschlaeger
Chief Executive Officer